UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  March 17, 2005
(Date of earliest event reported)

NICOR INC.
 (Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices, including zip code)

(630) 305-9500
 (Registrant’s telephone number, including area code)

          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          Thomas L. Fisher, the Chairman of the Board and Chief Executive Officer of the Company provided a written notice to the Company’s human resources department on February 21, 2005, indicating his intent to retire from the Company on April 1, 2005.  On March 17, 2005 the Board of Directors accepted Mr. Fisher’s retirement as Chief Executive Officer of the Company, effective immediately, and his retirement as an officer of the Company effective April 1, 2005.  The Board of Directors elected Mr. Fisher non-executive Chairman of the Board effective April 1, 2005.  In connection with Mr. Fisher’s retirement as Chief Executive Officer on March 17, 2005, the Board of Directors elected Russ M. Strobel as Chief Executive Officer of the Company in addition to Mr. Strobel’s role as President of the Company and Chief Executive Officer and President of Nicor Gas Company, a subsidiary of the Company.

          In his role as non-executive Chairman of the Board, Mr. Fisher will receive monthly payments of $30,000 and reimbursement of business expenses.  Upon his retirement on April 1, 2005, he will receive benefits applicable to his service period with the Company.  Mr. Fisher is eligible to receive benefits under the Company’s retirement plans as described in the Company’s public filings including the Proxy Statement filed by the Company on March 11, 2005, as supplemented, which is attached as an exhibit to this report and is incorporated herein by reference.  Any retirement plan benefits in excess of the limitations under the Internal Revenue Code will be paid under the terms of the Company’s Supplemental Retirement Plan.  Under the Nicor Annual Bonus Plan he is eligible to receive an award based on the time that he serves in 2005 as a full time employee of the Company prior to his retirement date, but will not participate in any future compensation plans.  All outstanding Stock Options and Performance Units awarded under the Long-Term Incentive Plan are vested.  He is fully vested in all company matching contributions in his Savings Investment Plan and the Supplement Savings Investment Plan, in the Salary Deferral Plan, the Capital Accumulation Plan and the 1968 Incentive Compensation Plan.  As a retiree he will receive retiree life and medical coverage.  He will not receive any additional retiree benefits outside the company’s normal plans.

          In connection with his promotion to Chief Executive Officer of the Company, Mr. Strobel’s base salary will increase to $600,000, his annual target incentive will increase to 75% of base salary and his Long-Term Incentive program target will increase to 150% of base salary.  As part of the Company’s 2005 Long-Term Incentive program he was awarded 77,500 stock options and 450,000 performance units.  He continues to be eligible to participate in the company’s benefit plans commensurate with his service period all as described in the Proxy Statement filed by the Company on March 11, 2005, as supplemented, which is attached as an exhibit to this report and is incorporated herein by reference.

Item 8.01          Other Events

          A copy of the press release, dated March 17, 2005, related to Mr. Fisher’s retirement as Chief Executive Officer and election as non-executive Chairman of the Board and Mr. Strobel’s election as Chief Executive Officer of the Company and other related events is attached as an exhibit to this report and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(c)	Exhibits

	99.1	Proxy Statement, filed March 11, 2005

	99.2	Proxy Statement Supplement, filed March 14, 2005

	99.3	Press Release, dated March 17, 2005

	99.4	Proxy Statement Supplement, filed March 18, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 18, 2005

NICOR INC.

By:	/s/ PAUL C. GRACEY, JR.

Paul C. Gracey, Jr.
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Document

99.1	Proxy Statement, filed March 11, 2005
99.2	Proxy Statement Supplement, filed March 14, 2005
99.3	Press Release, dated March 17, 2005
99.4	Proxy Statement Supplement, filed March 18, 2005